UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 23, 2026

Date of Report (Date of earliest event reported)

Lake Superior Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42896	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue 17th Floor New York, NY	10175
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 646-886-8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-seventh of one right	LKSPU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, no par value	LKSP	The NASDAQ Stock Market LLC
Rights, each whole right to acquire one Class A Ordinary Share	LKSPR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

The Business Combination

On January 23, 2026, Lake Superior Acquisition Corp. (the “Company” or “Lake Superior”) entered into a definitive Plan of Merger and Business Combination Agreement (the “Business Combination Agreement”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company (“OMG”), and BMYG OMG Pty Ltd, an Australian proprietary limited company (the “Seller”) and such other persons who are contemplated to later join this Agreement as the “Purchaser” and “Merger Sub” therein, which are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

Pursuant to the Business Combination Agreement, the Parties will cause the Predecessor shall be merged with Merger Sub, the separate corporate existence of Merger Sub shall cease and Predecessor shall continue as the surviving corporation and a wholly-owned subsidiary of Purchaser (the “Initial Merger”). As a result of the Initial Merger, (i) each issued and outstanding Company Share will convert into the right to receive one ordinary share of the Purchaser (the “Purchaser Shares”); (ii) each Company Unit shall convert into the right to receive one unit of the Purchaser, comprised of one Purchaser Share and one right to receive one-seventh of one Purchaser Share upon the Closing (each a “Purchaser Right”); and (iii) each Purchaser Right shall be converted into the right to receive one Purchaser Right. Following the Initial Merger, the Company and the Purchaser will cause the Company to liquidate, such that all assets of the Company are, or shall be, transferred to the Purchaser and all liabilities of the Company are, or shall be, assumed by the Purchaser (the “Liquidation”). Additionally, the Company will cause all of its contracts to be assigned to and assumed by the Purchaser. Following the Initial Merger, the Seller will contribute all of the issued and outstanding equity securities of OMG (the “OMG Shares”) to the Purchaser in exchange for approximately30,000,000 Purchaser Shares (the “Exchange Consideration”), which shares shall have a deemed value of $10.00 per share for the purposes of all calculations and adjustments under the Business Combination Agreement, with such Exchange Consideration subject to adjustment based on OMG’s net indebtedness, working capital, and indemnification obligations following the Closing as detailed in the Business Combination Agreement (the “Acquisition Contribution and Exchange”). Further, in addition to the Exchange Consideration, up to an additional 70,000,000 Purchaser Shares may be paid to the Seller based on certain milestone following the Closing as detailed in the Business Combination Agreement (the “Milestone Shares”). The Initial Merger, the Acquisition Contribution and Exchange and the other transactions to be consummated under the Merger Agreement are collectively referred to as the “Business Combination.”

The foregoing Initial Merger, Acquisition Contribution and Exchange and conversion of securities shall occur all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable Law.

Milestone Shares and Incentive Plan

Following the closing of the Business Combination (the “Closing”) and in addition to the Exchange Consideration Shares, Purchaser shall

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issue an aggregate of 30,000,000 Purchaser Shares (the “License Milestone Shares”) to the Seller upon the achievement of the following conditions (collectively, the “License Milestone”): (i) approval by ASIC of variances to OMG’s Australian Financial Services License to include (A) authorizations to provide general financial product advice in relation to non-cash payment products, and to deal in financial products, including issuing, acquiring, varying and disposing of non-cash payment products, and (B) an authorization to undertake market-making activities in respect of financial products, and (ii) approval by the Australian Transaction Reports and Analysis Centre of OMG’s registration as a Digital Currency Exchange provider;

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The Purchaser shall issue to the Seller an aggregate of up to 40,000,000 Purchaser Shares (the “Performance Milestone Shares”). The aggregate value of the Performance Milestone Shares shall be determined by multiplying (i) the aggregate amount of assets of each client serviced by OMG pursuant to tokenization and/or real‑world asset contracts between OMG and such client, as of December 31, 2028, by (ii) 0.2. Each Purchaser Share issued as Performance Milestone Shares shall have a deemed value of $10.00 per share; provided, that the aggregate value of the Performance Milestone Shares shall not exceed $400,000,000; and

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be entitled to set up an equity incentive pool, representing not less than 5% of the fully-diluted capitalization of the Purchaser immediately following the Closing, for the purpose of administration of share incentive awards to be granted to eligible participants including directors, officers, employees and consultants of the Combined Company under a share incentive plan to be adopted by resolution of the Purchaser’s board of directors or any committee appointed for this purpose by the Purchaser’s board of directors (the “Purchaser Incentive Plan”).

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Conditions to Closing

The obligation of the parties to consummate of the Business Combination is conditioned upon, among other things, (i) the absence of any applicable law, governmental order, or third‑party action prohibiting or enjoining the transactions, (ii) the approval by the shareholders of the Company, (iii) the making and receipt of all required governmental and regulatory filings, approvals, and the expiration or termination of applicable waiting periods, including under antitrust and foreign investment laws, (iv) the continued accuracy of the parties’ respective representations and warranties and compliance with their respective covenants, (v) the absence of any Material Adverse Effect with respect to the Company, Purchaser, Merger Sub or OMG; and (vi) receipt of certain customary certificates and other closing deliveries as specified under the Business Combination Agreement.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Merger. The covenants under the Merger Agreement include, among other things, (i) the obligation of each party to conduct its business in the ordinary course consistent with past practice and to refrain from specified actions outside the ordinary course without the required consents, (ii) restrictions on entering into alternative transactions, subject to customary fiduciary‑out provisions and notice obligations, (iii) mutual covenants to provide reasonable access to books, records, personnel, and information, (iv) covenants requiring prompt notice of certain developments, including governmental communications, litigation, breaches, and material adverse changes, (v) obligations relating to the preparation, filing, and clearance of SEC filings, including the proxy statement and related financial information, (vi) covenants regarding the delivery of audited and interim financial statements and cooperation in the preparation of pro forma financial information and (vii) other customary covenants, including but not limited to tax matter, reasonable best efforts, confidentiality, compliance with applicable laws, and cooperation to secure required consents and financing, as further described in the Merger Agreement.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of the Company, the Purchaser and Merger Sub relating, among other things, to their proper organization, existence and good standing; due authorization and enforceability of the transaction agreements; required governmental and regulatory approvals; capitalization and valid issuance of securities; compliance with applicable laws, including securities, anti‑money laundering, sanctions and anti‑corruption laws; accuracy and completeness of SEC filings and financial statements; absence of undisclosed liabilities and litigation; tax matters; status under the Investment Company Act; Nasdaq listing status; the Trust Account and related arrangements; finders’ and brokers’ fees; and independent investigation and non‑reliance.

The Business Combination Agreement also contains representations and warranties of OMG and its subsidiaries, relating, among other things, to their proper organization, existence and authority; due authorization and enforceability of the transaction agreements; capitalization and ownership of equity interests; financial statements and internal controls; absence of undisclosed liabilities and material adverse changes; compliance with applicable laws, including employment, environmental, privacy, data security, anti‑bribery and international trade laws; material contracts; intellectual property ownership and non‑infringement; employee and benefit matters; tax matters; real and personal property; customers and suppliers; regulatory licenses and permits; affiliate transactions; finders’ and brokers’ fees; board approval; and independent investigation and non‑reliance.

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The Business Combination Agreement contains representations and warranties of the Seller relating, among other things, to its organization, existence and good standing; authority and capacity; due authorization, execution and enforceability of the Business Combination Agreement and related transaction documents; ownership of and valid title to the OMG Shares and authority to transfer such shares to Purchaser; absence of conflicts with organizational documents, applicable laws and material agreements; required governmental and regulatory approvals; absence of litigation; accredited investor status and compliance with applicable securities laws; sanctions and “bad actor” status; the absence of brokers’ or finders’ fees; receipt of required equity holder and board approvals; and independent investigation and non‑reliance.

The representations and warranties contained in the Business Combination Agreement are made as of specified dates and, except as expressly provided therein, generally do not survive the Closing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the transactions, including: (i) by mutual written consent of the Company and OMG, (ii) by the Company, or by OMG or the Seller, as applicable, if the other party breaches any of its representations, warranties or covenants in a manner that would cause the applicable closing conditions not to be satisfied and such breach is not cured within the earlier of 20 business days following notice or the outside date, (iii) by any party if the transactions are not consummated by December 31, 2026 (or such later date as may be agreed), except where the failure to consummate is due to such party’s breach, (iv) by any party if a governmental authority of competent jurisdiction has issued a final, non‑appealable order permanently restraining or prohibiting the transactions, or (v) by any party if the requisite approval of Predecessor’s shareholders is not obtained at the special meeting.

The foregoing is a summary only and does not purport to be a complete description of all terms, provisions, covenants, and agreements contained in the Merger Agreement, and is subject to and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

Lock-Up Agreement

At the closing of the Business Combination, the Seller, and any person or entity who receives Purchaser Shares on behalf of the Seller shall enter into a lock-up agreement, pursuant to which, among other things, and subject to certain exceptions, the Purchaser Shares held by the Seller or any such other person or entity will be locked-up for a period of 180 days from the date of the closing of the Business Combination, in accordance with the terms set forth therein.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

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Non-Competition Agreement

At the closing of the Business Combination, the Purchaser, OMG and its affiliates, successors, and indirect and direct subsidiaries, and the Seller shall enter into a non-competition and non-solicitation agreement, pursuant to which, among other things, the Seller will agree not to (i) compete with the business of the post-combination company for a period of five (5) years following the closing of the Business Combination, among other matters, or (ii) solicit the employees or customers of the Purchaser, OMG, or their affiliates for a period of five (5) years following the closing of the Business Combination, among other matters.

The foregoing description of the Non-Competition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Non-Competition Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination among Lake Superior, OMG, Shareholder, Purchaser and Merger Sub under the Merger Agreement. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transactions contemplated by the Merger Agreement, Purchaser will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Laker Superior and a registration statement/preliminary prospectus of Purchaser, and after the Registration Statement is declared effective, Lake Superior will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transactions in connection with its solicitation of proxies for the vote by its shareholders in connection with the proposed transactions and the other matters as will be described in such proxy statement. Lake Superior and Purchaser will also file other documents regarding the proposed transactions with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF LAKE SUPERIOR ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Laker Superior through the website maintained by the SEC at www.sec.gov. The documents filed by Lake Superior with the SEC also may be obtained free of charge upon written request to Lake Superior Acquisition Corp., 521 Fifth Avenue 17th Floor, New York, NY 10175.

Participants in Solicitation

Lake Superior, OMG, Purchaser, Merger Sub and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Lake Superior shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Lake Superior’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus included in the Registration Statement. You can find more information about Lake Superior’s directors and executive officers in Lake Superior’s final prospectus related to its initial public offering dated October 7, 2025, and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Lake Superior, OMG, Purchaser and Merger Sub. Forward-looking statements include information concerning the parties’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the proposed transactions will generate returns for shareholders. These forward-looking statements are based on the parties’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transactions; (b) the outcome of any legal proceedings that may be instituted against the parties, or others following the announcement of the proposed transactions and any definitive agreements with respect thereto; (c) the inability to complete the proposed transactions due to the failure to obtain the approval of the shareholders of Lake Superior or OMG or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transactions; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the proposed transactions; (f) the risk that the proposed transactions disrupts current plans and operations of the parties or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on the parties’ business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of OMG to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the proposed transactions; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the proposed transactions; (k) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors; and (l) other risks and uncertainties indicated from time to time in Lake Superior’s final prospectus related to its initial public offering dated October 7, 2025, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Lake Superior. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Lake Superior or Purchaser from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. No party gives any assurance that either Purchaser, Lake Superior, or OMG, will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any jurisdiction.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
2.1	Business Combination Agreement, dated January 23, 2026
10.1	Lock-Up Agreement
10.2	Non-Competition Agreement
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2026

Lake Superior Acquisition Corp.

/s/ Edward Cong Wang
Name:	Edward Cong Wang
Title:	Chief Executive Officer

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